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EXHIBIT 10.28

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
DUPONT PHOTOMASKS, INC.

        I, Peter S. Kirlin, Chief Executive Officer of DuPont Photomasks, Inc. (the "Company"), pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that in connection with the accompanying Annual Report on Form 10-K (the "Report") for the fiscal year period ended June 30, 2002 and filed with the United States Securities and Exchange Commission, do hereby certify that to my knowledge:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company in respect of those items required to be described or presented in such Report under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

/s/ PETER S. KIRLIN Peter S. Kirlin Chief Executive Officer
September 9, 2002 Date

        I, Satish Rishi, Chief Financial Officer of DuPont Photomasks, Inc. (the "Company"), pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that in connection with the accompanying Annual Report on Form 10-K (the "Report") for the fiscal year period ended June 30, 2002 and filed with the United States Securities and Exchange Commission, do hereby certify that to my knowledge:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company in respect of those items required to be described or presented in such Report under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

/s/ SATISH RISHI Satish Rishi Chief Financial Officer
September 9, 2002 Date

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  EXHIBIT 10.28
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER DUPONT PHOTOMASKS, INC.